UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2018

HOUSTON WIRE & CABLE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (713) 609-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule  405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, effective April 16, 2018, Nicol G. Graham retired from his position as Chief Financial Officer and principal accounting officer of Houston Wire & Cable Company (the “Company”). On April 23, 2018, the Company and Mr. Graham entered into a Retirement and Consulting Agreement dated April 17, 2018 (the “Agreement”), under which Mr. Graham will serve as a consultant, providing transitional support and financial, accounting and other services, to the Company for a period of one year ending April 15, 2019.

The Agreement provides that Mr. Graham will receive a consulting fee of $21,180.53 per month, which is equal to his base salary in effect prior to retirement. The Agreement also provides for immediate vesting of all unvested shares of restricted stock owned by Mr. Graham, reimbursement of the differential between the COBRA cost for continuation benefits and the amount currently paid by Mr. Graham for medical and dental insurance benefits if Mr. Graham elects COBRA coverage and Mr. Graham’s continued use of a Company car and fuel card during the consulting period. Under the terms of the Agreement, Mr. Graham continues to be bound by the Company’s Insider Trading Policy and by the noncompetition, confidentiality and intellectual property provisions of his prior employment agreement, and is obligated to refrain from engaging in business activity in competition with the Company’s businesses for a period of one year following the end of the consulting period.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Index

10.1*	Retirement and Consulting Agreement dated April 17, 2018 between the Company and Nicol G. Graham

*Attachments have been omitted. The Company agrees to furnish supplementally a copy of any attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: April 27, 2018	By:	/s/ James L. Pokluda III
Name: James L. Pokluda III
Title: President and Chief Executive Officer